Annual Meeting of Shareholders – April 2014 UMB Financial Quality endures. Exhibit 99.2

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or Current
Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures
(including disclosures of a forward-looking nature) that we may make in any subsequent
Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.
Cautionary Notice about Forward-Looking Statements

Agenda More than 100 2013 Performance & Highlights 1 st Quarter 2014 Financials Business Segment Updates Questions & Answers

• On our anniversary, April 18, associates all over our footprint joined together to celebrate 100 years of growth and progress

•
On our anniversary, April 18, associates all over our footprint joined together to celebrate 100 years of growth and progress
•
We celebrated our 100
th
anniversary by ringing the opening bell on
the NASDAQ on April 25

•
On our anniversary, April 18, associates all over our footprint joined together to celebrate 100 years of growth and progress
•
We celebrated our 100
th
anniversary by ringing the opening bell on
the NASDAQ on April 25
•
Associates volunteered more than 35,000 hours

Total Shareholder Return November 30, 1978 – March 31, 2014 Reinvesting all cash dividends Compound Annual Growth Rate 13.8% 10

Total Shareholder Return Compared to the S&P 500 November 30, 1978 – March 31, 2014 Reinvesting all cash dividends 11 $5,840 $9110

100 years from now, doing the right thing will still be the right thing to do.

R. Crosby Kemper, Jr. February 22, 1927- January 2, 2014

UMB Today – Quality Endures
> than 100
years of banking experience based on
Meeting the needs of our customers
Building relationships
Doing what’s right
Quality Performance
From December 2007 through December 2013:
•
Average Net Loans +59%
•
Average
Deposits +109%
•
Average Shareholder Equity +53%
• Growth in Annual Revenue: 2007 – 2013
+58%

UMB - A Growth Company Revenues from fee businesses– % of total >59.6% >59.6% Acquisitions in the past 10 years 23 23 Growth in annual revenue 2007 – 2013 58% 58% 15

-6.2%
-6.0%
-6.0%
-5.2%
-1.7%
-1.3%
0.7%
0.7%
0.8%
1.1%
1.6%
4.2%
4.3%
4.4%
6.8%
9.0%
…with Steady EPS Growth
10-Year Diluted Annual Earnings Per Share 2003 – 2013 CAGR
UMBF vs. Traditional Peers
*Bank industry defined as all publicly traded banks per SNL Financial;
CYN
Industry Median *
ONB
BOH
BXS
FMER
CFR
TRMK
BOKF
CBSH
HBHC
COBZ
WBS
TCB
FMBI

…and Growing Dividends Annual Dividends Per Share Declared 17

Agenda More than 100 2013 Performance & Highlights 1 st Quarter 2014 Financials Business Segment Updates Questions & Answers

Record net income.
$134M
Consecutive quarter of loan growth.
Net loans at December 31, 2013 were $6.4 billion, a 14.8 percent increase compared to net loans at December 31, 2012.
15th
Increase in total deposits to $13.6 billion.
Year-end 2012 to year-end 2013
17.1%

Increase in Scout assets under management to $31.2 billion.
Year-end 2012 to year-end 2013
32.8%
Increase in UMB Fund Services assets under administration.
Combined year-end AUA $191 billion
23%
Increase in HSA and FSA accounts.
Year-end 2012 to year-end 2013
32.7%

+ + + High Quality Credit Diverse Revenue Streams Low-cost Funding Strong Balance Sheet A Different Kind of Business Model

0.0
1.0
2.0
3.0
4.0
5.0
6.0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Traditional Peer Median UMBF
Our Credit Quality Outpaces the Industry
Data Source: SNL Financial Midwest Bank Peers as defined by Raymond James & Associates.
4Q 13
NPLs =
0.47%
Shaded area is high/low range of the peer group
Non-Performing Loans
% of average loans

Today: More Fee Revenue than Our Peers % of Total Revenue from Fees 2013 • More stable earnings • Greater growth opportunities Industry Median source: SNL Financial ~3X vs. Industry 23

Balance Sheet – Strong with Growth Potential Tier 1 Capital Ratio vs. Industry 2013 Average Equity 5 yr CAGR 7.5% Industry Median =publicly-traded banks; Source: SNL Financial 24

53.3%
26.1%
4.4%
6.5%
1.0%
8.7%
Commercial
Consumer
Asset Servicing
Private Wealth Management
Healthcare
Inst. Banking & Investor Services
Small Business
Inst. Asset Management
Strong Balance Sheet
Commercial Real Estate
Commercial & Industrial
Consumer Real Estate
Credit Card
Home Equity
Consumer
As of December 31, 2013
Quality Loan Composition Diverse Deposit Sources

35.1%
24.3%
17.8%
7.2%
6.6%
4.5%
4.3%
0.2%

Agenda 2013 Performance & Highlights 1st Quarter 2014 Financials Business Segment Updates Questions & Answers More than 100

First Quarter 2014
All comparisons are first quarter 2014 vs. first quarter 2013 unless otherwise noted
• Average loans for the first quarter increased 14.9 percent to $6.7 billion
• Net loans on March 31, 2014 increased 12.5 percent year-over-year and
14.8 percent linked quarter annualized
• Average total deposits for quarter increased 12.8 percent to $13.1 billion
• Nonperforming loans decreased to 0.45 percent of loans
• Noninterest income increased 1.6 percent to $123.0 million
• Total company assets under management increased by 23.1 percent to
$43.1 billion
• Tier 1 capital ratio remains strong at 13.35 percent
UMB Reports 1st Quarter 2014 Earnings of $23.4 million
or $0.52 per Diluted Share
Selected first quarter financial highlights:

Agenda 2013 Performance & Highlights 1 st Quarter 2014 Financials Business Segment Updates Questions & Answers More than 100

Bank
Consumer Banking
Commercial Banking
Private Wealth Management
Assets Under Management
$ billions
1Q14
Commercial
Loans
+12.3%
vs. 1Q13
Digital Genius
program launched in
2013 with 180
“geniuses.” 3,000
appointments to-date
#1
Kansas City market share leader in
deposits for three consecutive years.

Private Wealth & Institutional Asset Mgmt (including brokerage)
Prairie Capital Mgmt

Institutional Investment Management
Assets Under Management
($billions)
$6.9
Top 10%
Total Net Fund Flows
Scout ranked 48
th
of 787
companies in total Net Fund Flows in 2013.
Source: Strategic Insight Simfund
Congratulations to our veteran
international team on celebrating 20 years
of seasoned insights and consistent
returns in the Scout International Fund!
Growing Profit Margins
Institutional Investment Management
Pre-tax profit margins:
2011
22.1%
2012
29.1%
2010
18.0%
2013
30.1%

$32.2

Payment Solutions
5 Year
CAGR
16.2%
Annual Card Purchase Volume
$billions
Health Savings Account Deposits & Assets
$Millions
Healthcare Services
+315%
since
year-end
2009
4.2M
HSA and FSA accounts at year-end 2013 had
increased 223% from 1.3 million in 2009
Healthcare
Retail Debit
Commercial Credit
Retail Credit
Private Label Credit
Other
$3.46B
$6.79B

43.6%
21.5%
18.6%
11.8%
2.0%
2.6%
27.1%
35.9%
19.1%
11.1%
3.5%
3.2%
$190.7M
$808M

Asset Servicing
#1
Fund Administrator
UMBFS named “Best North American Hedge
Fund Administrator” by Hedgeweek and “Best
Fund Administrator: Fund of Funds” by
Acquisition International
Top Ten
Named a “Best Place To Work”
four years straight by the
Milwaukee Journal Sentinel
Assets Under Administration
$billions

Associate Spirit – People Drive Performance

American Customer Satisfaction Index
•
Source non-UMB ACSI scores: www.theacsi.org;
• Source for UMB scores: Average of three questions, converted to 100 point scale
1. How satisfied would you say you are with UMB?
2. To what extent has UMB exceeded or fallen short of your expectations?
3. Now, I want you to imagine an ideal bank. How well do you think UMB compares with that ideal bank?
UMB continues to perform well against the banking industry
*   UMB customer groups surveyed: Retail, Small Business, Commercial and High Net Worth
** “Big’ Banks in this survey included Bank of America, Wells Fargo, Citibank and J.P. Morgan Chase

Total Returns Reflect Earnings Performance Total Shareholder Return April 2004 – April 2014 Source: SNL Financial 35

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Agenda 2013 Performance & Highlights 1 st Quarter 2014 Financials Business Segment Updates Questions & Answers More than 100

Quality endures. UMB Financial Annual Meeting of Shareholders – April 2014